UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 6, 2025, Global Payments Inc., a Georgia corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Barclays Capital Inc. as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to issue and sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $1,750,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2028 (the “2028 Notes”), $1,700,000,000 aggregate principal amount of the Company’s 4.875% Senior Notes due 2030 (the “2030 Notes”), $1,000,000,000 aggregate principal amount of the Company’s 5.200% Senior Notes due 2032 (the “2032 Notes”) and $1,750,000,000 aggregate principal amount of the Company’s 5.550% Senior Notes due 2035 (the “2035 Notes” and, together with the 2028 Notes, the 2030 Notes and the 2032 Notes, the “Notes”), in a public offering (the “Offering”). The Offering is expected to close on November 14, 2025, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration No. 333-291270) (as the same may be amended or supplemented, the “Registration Statement”), that the Company filed with the Securities and Exchange Commission on November 5, 2025. The material terms of the Notes are described in the Company’s final prospectus supplement pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Company’s prospectus contained in the Registration Statement. The Company is also filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits.

The exhibits to this Current Report on Form 8-K are as follows:

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Underwriting Agreement, dated November 6, 2025, among Global Payments Inc. and J.P. Morgan Securities LLC, BofA Securities, Inc. and Barclays Capital Inc. as representatives of the several underwriters named in Schedule I thereto.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: November 12, 2025	By:	/s/ Dara Steele-Belkin
Dara Steele-Belkin
General Counsel and Corporate Secretary

[Signature Page to Pricing 8-K]